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                                                                    EXHIBIT 99.1

                  CONSENT TO BE NAMED AND SERVE AS A DIRECTOR
                           HUMPHREY HOSPITALITY TRUST

I hereby consent to being named in the Humphrey Hospitality Trust, Inc./Supertel Hospitality, Inc. Joint Proxy Statement as a director of Humphrey Hospitality Trust after the merger of Supertel Hospitality into Humphrey Hospitality Trust and, if the merger is approved, I consent to my election to the board of directors of Humphrey Hospitality, Inc.



/s/ PAUL J. SCHULTE                           Date:  7/30/99
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Paul J. Schulte

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                  CONSENT TO BE NAMED AND SERVE AS A DIRECTOR
                           HUMPHREY HOSPITALITY TRUST

I hereby consent to being named in the Humphrey Hospitality Trust, Inc./Supertel Hospitality, Inc. Joint Proxy Statement as a director of Humphrey Hospitality Trust after the merger of Supertel Hospitality into Humphrey Hospitality Trust and, if the merger is approved, I consent to my election to the board of directors of Humphrey Hospitality, Inc.



/s/ STEVE H. BORGMANN                         Date:  7/30/99
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Steve H. Borgmann

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                  CONSENT TO BE NAMED AND SERVE AS A DIRECTOR
                           HUMPHREY HOSPITALITY TRUST

I hereby consent to being named in the Humphrey Hospitality Trust, Inc./Supertel Hospitality, Inc. Joint Proxy Statement as a director of Humphrey Hospitality Trust after the merger of Supertel Hospitality into Humphrey Hospitality Trust and, if the merger is approved, I consent to my election to the board of directors of Humphrey Hospitality, Inc.



/s/ LOREN STEELE                              Date:  7/30/99
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Loren Steele

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                  CONSENT TO BE NAMED AND SERVE AS A DIRECTOR
                           HUMPHREY HOSPITALITY TRUST

I hereby consent to being named in the Humphrey Hospitality Trust, Inc./Supertel Hospitality, Inc. Joint Proxy Statement as a director of Humphrey Hospitality Trust after the merger of Supertel Hospitality into Humphrey Hospitality Trust and, if the merger is approved, I consent to my election to the board of directors of Humphrey Hospitality, Inc.



/s/ JOSEPH CAGGIANO                           Date:  7/30/99
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Joseph Caggiano